UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 20, 2012

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 20, 2012, SuperMedia Inc., a Delaware corporation (“SuperMedia”), Dex One Corporation, a Delaware corporation (“Dex”), Newdex, Inc., a Delaware corporation and a direct wholly owned subsidiary of Dex (“Newco”) and Spruce Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Newco (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for a “merger of equals” business combination of SuperMedia and Dex.  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Dex will be merged with and into Newco with Newco continuing as the surviving corporation and Merger Sub will be merged with and into SuperMedia with SuperMedia continuing as the surviving corporation (collectively, the “Mergers”).  As a result of the Mergers, Newco will become a newly listed company and SuperMedia will become a direct wholly owned subsidiary of Newco.

Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of SuperMedia and Dex, in each case, by the unanimous vote of all directors voting, at the effective time of the Mergers, (i) each outstanding share of Dex common stock (other than shares held by SuperMedia, Dex, Newco or any of their respective subsidiaries) will be converted into the right to receive 0.20 shares of Newco common stock, par value $0.001 per share (the “Newco Common Stock”), which reflects a 1-for-5 reverse stock split of Dex common stock and (ii) each outstanding share of SuperMedia common stock (other than shares held by SuperMedia, Dex, Newco or any of their respective subsidiaries) will be converted into the right to receive 0.4386 shares of Newco Common Stock.  Outstanding SuperMedia stock options will be cancelled at the effective time of the Mergers and, to the extent that SuperMedia’s closing stock price on the date of the Mergers exceeds the option strike price, will be settled in cash.  All other outstanding SuperMedia equity awards will generally convert into Newco Common Stock, after giving effect to the exchange ratio.  After the consummation of the Mergers, current SuperMedia stockholders will own approximately 40% of the combined company and current Dex stockholders will own approximately 60% of the combined company.

Completion of the Mergers is subject to certain conditions, including, among others: (i) SuperMedia stockholder approval, (ii) Dex stockholder approval, (iii) the registration statement on Form S-4 used to register the Newco Common Stock to be issued as consideration for the Mergers having been declared effective by the Securities and Exchange Commission (the “SEC”), (iv) consent having been obtained from 100% of SuperMedia’s and Dex’s respective lenders to the Mergers and to the amendment and extension of their respective credit facilities, (v) SuperMedia and Dex, and certain of their respective subsidiaries, having entered into a tax sharing agreement and a shared services agreement, and (vi) authorization having been obtained for the listing on the New York Stock Exchange or the Nasdaq Stock Market of the Newco Common Stock to be issued as consideration for the Mergers.  Completion of the Mergers is anticipated to occur in the fourth quarter of 2012, although in light of the necessary lender and stockholder approvals there can be no assurance the Mergers will occur within the expected timeframe or at all.

The Merger Agreement provides that, upon consummation of the Mergers, the President and Chief Executive Officer of Newco will be Peter McDonald, who is the current Chief Executive Officer of SuperMedia, and the Chairman of the board of directors of Newco will be Alan Schultz, who is a current director of Dex.  The Merger Agreement further provides that, upon consummation of the Mergers, the board of directors of Newco will consist of eleven directors, comprised of (i) five current non-employee Dex directors designated by Dex (one of which will be Mr. Schultz), (ii) four current non-employee

SuperMedia directors designated by SuperMedia, (iii) Mr. McDonald, and (iv) one independent director to be agreed upon by Dex and SuperMedia prior to the consummation of the Mergers.

The Merger Agreement also provides that, upon the consummation of the Mergers, the Newco certificate of incorporation will include specific transfer restrictions on the Newco Common Stock to reduce the possibility of certain ownership changes occurring before or after the merger of Merger Sub with and into SuperMedia.

SuperMedia and Dex have made customary representations and warranties and have agreed to certain covenants in the Merger Agreement.  Each of SuperMedia and Dex has agreed, among other things:  (i) to conduct operations in the ordinary course, and not to engage in certain activities, subject to certain exceptions, during the interim period between the execution of the Merger Agreement and the consummation of the Mergers, (ii) not to solicit alternative business combination transactions, (iii) subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions, and (iv) to use commercially reasonably efforts to obtain consent from their respective lenders to the Mergers and to the amendment and extension of their respective credit facilities.  In addition, the Merger Agreement contains covenants that require each of SuperMedia and Dex to call and hold special stockholder meetings and, subject to certain exceptions, require the SuperMedia board of directors to recommend to the SuperMedia stockholders the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and the Dex board of directors to recommend to the Dex stockholders the adoption of the Merger Agreement and transactions contemplated by the Merger Agreement.  Dex, in its capacity as sole stockholder of Newco, has agreed to approve the issuance of the Newco Common Stock as consideration for the Mergers.

The Merger Agreement contains certain termination rights for both SuperMedia and Dex, including, among others, if the Mergers are not consummated on or before November 30, 2012 (which is subject to extension under certain circumstances but not beyond December 31, 2012), if the approval of the stockholders of either SuperMedia or Dex is not obtained at a duly held meeting of stockholders, if either SuperMedia or Dex determines the required amendments to the debt agreements will not receive the consent of 100% of the respective lenders, or if any changes to the amendments are not reasonably satisfactory to both SuperMedia and Dex.  The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances following receipt from or announcement by a third party of an alternative transaction proposal, including termination of the Merger Agreement by SuperMedia or Dex as a result of an adverse change in the recommendation of the Mergers by the other party’s board of directors, SuperMedia may be required to pay to Dex, or Dex may be required to pay to SuperMedia, an expense reimbursement up to a maximum amount of $7.5 million.

At closing, Dex and SuperMedia will enter into (i) a tax sharing agreement to address certain matters related to the payment and allocation of federal and state taxes following the Mergers and (ii) a shared services agreement to address certain matters related to the provision of administrative and other services and the allocation and settlement of costs associated with those services.

The foregoing description of the Merger Agreement and the exhibits included therein do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and applicable exhibits, which will be filed with an amended Form 8-K within four business days.

Item 8.01 Other Events.

Press Release

On August 21 2012, SuperMedia and Dex issued a joint press release announcing that they had entered into the Merger Agreement.  The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Communications Related to the Mergers

Beginning August 21, 2012, SuperMedia distributed an investor presentation, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated August 21, 2012.

99.2	Investor Presentation.

Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”) will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.  INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov.  Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329.

SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.

None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President —
General Counsel and Secretary

Date: August 21, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release, dated August 21, 2012.

99.2	Investor Presentation.